NATIONWIDE VARIABLE INSURANCE TRUST

NVIT iShares® Global Equity ETF Fund

Supplement dated February 4, 2026

to the Summary Prospectus dated April 30, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the Summary Prospectus is amended as follows:

1.	The information under the heading “Principal Investment Strategies” on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The Fund is a “fund-of-funds” that aims to provide diversification across traditional equity asset classes—large-cap, mid-cap and small-cap stocks issued by both U.S. and foreign issuers—by investing in a portfolio of unaffiliated exchange-traded funds (“ETFs”) sponsored by BlackRock Fund Advisors (or its affiliates) (“BFA”), most of which utilize a passive index-based strategy to track the performance of equity indexes (each, an “Underlying Fund” or collectively, “Underlying Funds”). Some indexes are designed to provide broader market exposure, while other indexes are designed to provide exposure to specific investment factors. Each Underlying Fund invests directly in equity securities, as appropriate to its investment objective and strategies. The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities through its investments in ETFs. The Fund may enter into repurchase agreements to generate additional income. Securities in which the Underlying Funds invest are tied economically to a number of countries throughout the world, including the United States. An investment will be deemed to be tied economically to a particular country, including the United States, if its issuer is organized in the particular country, has its principal place of business in such country, generates more than 50% of its revenues from business in that country, or lists its stock on an exchange located in that country. Many foreign stocks are denominated in currencies other than the U.S. dollar.

For most Underlying Funds, BFA uses a “passive” or indexing approach to try to achieve each such Underlying Fund’s investment objective. This means that the Underlying Fund does not try to “beat” the index it tracks (the “Underlying Index”) and does not seek temporary defensive positions when markets decline or appear overvalued. BFA uses a representative sampling indexing strategy to manage each such Underlying Fund, meaning that it invests in a representative sample of securities that collectively have an investment profile similar to that of the applicable Underlying Index. An Underlying Fund also may invest in securities not included in the Underlying Index which BFA believes may help such Underlying Fund to track its Underlying Index. The Underlying Funds that use an indexing approach will concentrate their investments in a particular industry or group of industries to approximately the same extent that the applicable Underlying Index is concentrated. BFA believes that indexing may eliminate the chance that an Underlying Fund will substantially underperform its Underlying Index, but also may reduce some of the risks of active management, such as poor security selection. BFA’s indexing approach seeks to achieve lower costs by keeping portfolio turnover low in comparison to actively managed mutual funds.

One Underlying Fund is actively managed and does not use an indexing approach. It instead uses a proprietary model to dynamically allocate across different equity style factors such as value, quality, momentum, size, growth and minimum volatility.

In order to provide the Fund with diversified investment exposure to various types of equity securities, the Fund’s subadviser, which is an affiliate of BFA, selects Underlying Funds that themselves invest in different types of equity securities, such as common stocks of U.S. and international companies (including mid-cap and small-cap companies). The subadviser generally sells shares of Underlying Funds in order to meet or change Underlying Fund allocations or in response to shareholder redemptions. The Fund is designed for investors who are comfortable with assuming the risks associated with investing in stocks, including international stocks.

The Underlying Funds may lend their portfolio securities to generate additional income. The Underlying Funds also may, when consistent with their investment objectives, use certain futures, options and swap contracts (collectively, commonly known as “derivatives”), either for hedging purposes or to increase returns. Although the Fund seeks to provide diversification across traditional equity asset classes, the Fund invests a significant portion of its assets in a small number of issuers (i.e., one or more Underlying Funds). However, many of the Underlying Funds in which the Fund invests are diversified.

2.	The information under the heading “Principal Risks” on page 2 of the Summary Prospectus is supplemented to include the following:

Model risk – there is no assurance that the classification system used by the actively managed Underlying Fund to determine the factor rotation model will achieve its intended results. Since the classification system used to determine the Underlying Fund’s factor rotation model may differ from other industry classification systems, companies that may be categorized by other systems as being in a particular equity style factor may not be completely or at all allocated to the corresponding equity style factor in the Underlying Fund’s factor rotation model.

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